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                             SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C. 20549

                                         --------------

                                            FORM 8-K

                                          CURRENT REPORT

                               Pursuant to Section 13 or 15(d) of the

                                    Securities Exchange Act of 1934

                                    Date of Report: October 16, 1996

                                           MICRO WAREHOUSE, INC.


                                 535 Connecticut Avenue
                               Norwalk, Connecticut 06854
                                      (203) 899-4000




          Delaware                    020730                    06-1192793
-------------------------------------------------------------------------------

    (State of Incorporation)     (Commission File No.)          (IRS Id. No.)



                             Exhibit Index Appears on Page 4



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ITEM 5.    OTHER EVENTS.

           This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Micro Warehouse, Inc. ("MWHS") for the purpose of providing the information set forth in a press release issued by MWHS on October 15, 1996, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)    Financial Statement of Businesses Acquired.

           None.

    (b)    Pro Forma Financial Information.

           None.

    (c)    Exhibits.

           The following exhibit is filed herewith:

           99.1  Press Release dated October 15, 1996.






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                             SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             MICRO WAREHOUSE, INC.
                                 (Registrant)




Date: October 16, 1996      By___________________________
                              Bruce L. Lev
                              Vice President



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                             EXHIBIT INDEX


EXHIBIT
NUMBER                                  DESCRIPTION
-------                                 -----------

  99.1                        Press Release dated October 15, 1996

















                                  4